UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No.     )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EPOCH HOLDING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EPOCH HOLDING CORPORATION
640 FIFTH AVENUE, 18TH FLOOR
NEW YORK, NEW YORK 10019
212-303-7200

Dear Stockholders:	October 30, 2006

On behalf of the Board of Directors and Management of Epoch Holding Corporation (the “Company”), I cordially invite you to attend our Annual Meeting of Stockholders to be held on Thursday, November 30, 2006, at 9:00 a.m. local time, at The Cornell Club of New York City, located at 6 East 44th Street, New York, New York 10017.

The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, our directors and executive officers will be present to respond to any questions that you may have.

Included with the accompanying Proxy Statement is a copy of our Annual Report on Form 10-K for our fiscal year ended June 30, 2006. We encourage you to read the Form 10-K. It includes information on our operations as well as our audited financial statements.

You may vote your shares by mail, using a toll-free telephone number or via the internet. Instructions for using these convenient services are enclosed. Please complete, date, sign and mail the enclosed proxy card in the return envelope provided, use the toll-free telephone number, or vote via the internet promptly, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you attend the Annual Meeting, you may vote your shares in person even if you have previously mailed in a proxy card.

Thank you for your continued interest and support. We look forward to seeing you at the Annual Meeting.

Sincerely,

Allan R. Tessler
Chairman

EPOCH HOLDING CORPORATION
Annual Definitive Proxy Statement
For the 2006 Annual Stockholders Meeting
Table of Contents

EPOCH HOLDING CORPORATION
640 FIFTH AVENUE, 18TH FLOOR
NEW YORK, NEW YORK 10019
212-303-7200

____________________

Notice of 2006 Annual Meeting of Stockholders

____________________

ANNUAL MEETING INFORMATION

TIME AND DATE	9:00 a.m. local time on Thursday, November 30, 2006

PLACE	The Cornell Club of New York City 6 East 44th Street New York, New York 10017

ADMISSION

Only record or beneficial owners of Epoch Holding Corporation’s common stock or their proxies may attend the annual meeting in person. When you arrive at the annual meeting, please present photo identification, such as a driver’s license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account statement. If you are not a record owner, you may only vote your shares in person if you have a proxy from your broker, bank or other nominee.

VOTING INFORMATION
ITEMS OF BUSINESS

•

To elect seven directors to our Board of Directors for a one-year term.

•

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

RECORD DATE

The Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournments or postponements thereof, was the close of business on October 16, 2006.

ADDITIONAL INFORMATION	Additional information regarding the matters to be acted on at the Annual Meeting is included in the accompanying Proxy Statement.

CONFIDENTIAL VOTING

Our By-Laws provide that your vote is confidential and will not be disclosed to any officer, director, or employee, except in certain limited circumstances such as when you request or consent to disclosure.

REVOKING YOUR PROXY

You can revoke your proxy at any time before your shares are voted by:

•

delivering a written revocation notice prior to the annual meeting to:

Epoch Holding Corporation
640 Fifth Avenue, 18th Floor
New York, New York 10019
Attention: Adam Borak, Secretary;

•

submitting a later-dated proxy; or

•

voting in person at the annual meeting. Attending the Annual Meeting does not revoke your proxy unless you vote in person at the meeting.

PROXY VOTING	PLEASE SUBMIT YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

Adam Borak
Secretary

October 30, 2006

EPOCH HOLDING CORPORATION
640 FIFTH AVENUE, 18TH FLOOR
NEW YORK, NEW YORK 10019
212-303-7200

PROXY STATEMENT

We are providing these proxy materials in connection with Epoch Holding Corporation’s 2006 Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card and our 2006 Annual Report on Form 10-K will be mailed to our stockholders on or about November 1, 2006. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read the proxy statement carefully.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Epoch Holding Corporation is soliciting your vote at the 2006 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be voting on:

•

the election of seven nominees to serve on our Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•

to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board of Directors’ recommendations?

The Board of Directors recommends a vote:

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FOR the election of each of the nominees listed in Proposal 1.

•

FOR or AGAINST other matters that may come before the Annual Meeting, as the proxy holders deem advisable.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has set October 16, 2006 as the record date for the Annual Meeting (the “Record Date”). All stockholders who owned our common stock at the close of business on the Record Date may vote at the Annual Meeting.

How many votes do I have?

You will have one vote for each share of our common stock that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

How many votes can be cast by all stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 19,671,932 shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

A majority of our outstanding shares of common stock as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and transact business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to elect directors?

Election of directors is by a plurality of the votes cast. This means that the seven individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected; nominees do not need to receive a majority to be elected.  If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but will have no effect on the election of those nominees.

What if I don’t vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors, but do not have discretion to vote on non-routine matters, such as bonus plans, amendments to stock option plans and stockholder proposals opposed by management.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast (such as an amendment to a stock option plan). With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

Can I change or revoke my vote after I return my proxy card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote via the internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary specifying such revocation. You may also change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or via the internet, or by voting by ballot at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend. Each stockholder may also bring one guest to the meeting if there is space available.

What do I need to attend the Annual Meeting?

In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of our stock on the Record Date. Any holder of a proxy from a stockholder must present the properly executed proxy card. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license.

Who pays for the proxy solicitation and how will Epoch solicit votes?

The Company will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access the proxy materials and annual report electronically?

The Company maintains a website which contains current information on operations and other corporate governance matters. The website address is www.eipny.com. Through the “Investor Relations” section of our website, we make available, free of charge, our Annual Report on Form 10-K and our proxy filed with the Securities and Exchange Commission (the “SEC”), as well as quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive offices at 640 Fifth Avenue, 18th Floor, New York, New York 10019. Please contact our Secretary to make arrangements.

What if I have questions about lost stock certificates or I need to change my mailing address?

To get more information about these matters, stockholders may call Continental Stock Transfer & Trust Co. at 212-509-4000 or write to Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, New York 10004:

For lost stock certificates –	Attention: Lost Securities Department
For mailing address changes –	Attention: FISO Department

HOW DO I VOTE?

Your vote is important. You may vote by telephone, via the internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or via the internet, you do not need to return your proxy card.

Vote by Telephone

You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote via the Internet

You can also choose to vote via the internet. The website for internet voting is www.continentalstock.com. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote via the internet, you also can request electronic delivery of future proxy materials. If you vote via the internet, please note that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, for which you will be responsible for.

Vote by Mail

If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, New York 10004, Attention: Proxy Department.

Vote at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board or Directors.

General

This Proxy Statement, including the letter from our Chairman and Notice of Annual Meeting of Stockholders (collectively the “Proxy Statement”), is furnished to the holders (“Stockholders”) of common stock, par value $.01 per share (the “Common Stock”), of the Company, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders to be held on November 30, 2006, including any adjournments or postponements thereof (the “Annual Meeting”). It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about November 1, 2006.

Our Board does not know of any matters that are expected to be presented for consideration at our Annual Meeting other than the matters described in this Proxy Statement. However, if other matters properly come before our Annual Meeting, the persons named as your proxy holders on the proxy card will vote, act and consent on those matters in accordance with their judgment.

All proxies received pursuant to this solicitation will be voted “FOR” the Proposal, except as to matters where authority to vote is specifically withheld and where another choice is specified as to the Proposal, in which event, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board intend to vote “FOR” the Proposal.

Record Date; Stockholders Entitled to Vote; Quorum

Only Stockholders of record at the close of business on October 16, 2006 will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, we had 19,671,932 shares of Common Stock outstanding. Shares of our Common Stock are the only securities entitled to vote at our Annual Meeting and each share outstanding as of the Record Date will be entitled to one vote. The presence in person or by proxy of the Stockholders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Vote Required

Delaware law requires that each of the seven nominees for director be elected by a plurality of the votes cast.

Revocability of Proxies

A Stockholder may revoke a proxy at any time before its exercise by:

•

notifying in writing the Company at 640 Fifth Avenue, 18th Floor, New York, New York 10019, Attention: Adam Borak, Secretary,

•

completing a later-dated proxy, or

•

appearing in person and voting at the Annual Meeting. Additional proxy cards are available from our Secretary.

Solicitation of Proxies

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mail, proxies may be solicited personally or by telephone by our directors, officers or employees, none of whom will receive any compensation in addition to their regular remuneration. We will reimburse brokers and certain other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their proxies, which are anticipated to total $15,000.

Voting of Proxies

Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy which does not indicate instructions will be voted “FOR” the Proposal. The Annual Meeting will be held for the transaction of business described above and for the transaction of such other business as may properly come before the Annual Meeting. Proxies will confer discretionary authority with respect to any other matters which may properly be brought before the Annual Meeting. At the date of this Proxy Statement, the only business which our management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters properly come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

Tabulation of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. Abstentions will be counted toward the tabulation of votes cast on the proposals and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our present directors are as follows:

Director	Position	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Allan R. Tessler	Chairman of the Board		√
William W. Priest	Chief Executive Officer, Director
Enrique R. Arzac	Director
Jeffrey L. Berenson	Director		√	√
Peter A. Flaherty	Director	√		√*
Eugene M. Freedman	Director	√*
David R. Markin	Director	√	√*	√

——————

√ = Member

* = Committee Chairman

Six of the seven directors listed above were elected to the Board at our last Annual Meeting. On August 7, 2006, our Board, as permitted by Epoch’s By-Laws, increased the size of the Board to seven members and, upon the unanimous recommendation and approval of Epoch’s Nominating/Corporate Governance Committee, appointed Dr. Enrique R. Arzac as a new director.

None of our directors have a family relationship with one another, and each of them is a nominee for election as a director at the Annual Meeting. Each nominee has indicated to the Company that he would serve if elected.

At our Annual Meeting, seven directors are to be elected, each to hold office (subject to our By-Laws) until the next Annual Meeting of Stockholders and until a respective successor has been elected and qualified. If any nominee listed in the table above should become unavailable for any reason, which we do not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by our Nominating/Corporate Governance Committee prior to, or at, the Annual Meeting, or, if no substitute is selected by our Nominating/Corporate Governance Committee prior to, or at, the Annual Meeting, for a motion to reduce the membership of our Board to the number of nominees available. The information concerning the nominees and their security holdings has been furnished to us by them.

ALLAN R. TESSLER	Director since 1980	Age: 70

Chairman. Mr. Tessler has served as our Chief Executive Officer from February 2000 until June 2, 2004, and Chairman of the Board since May 1994. He has been Chairman and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. He was Co-Chairman and Co-Chief Executive Officer of Interactive Data Corporation (formerly Data Broadcasting Corporation), a securities market data supplier, from June 1992 through February 2000. Mr. Tessler was Chairman of the Board of Enhance Financial Services, Inc., a public insurance holding company from 1986 through 2001, and was Chairman of the Board of Great Dane Holdings Inc., a private diversified holding company, from 1987 through December 1996. He presently is a director of Limited Brands, Inc. Since January 1997, Mr. Tessler has also served as Chairman of Checker Holdings Corp. IV. Mr. Tessler received his undergraduate degree from Cornell University and L.L.B. from Cornell University Law School.

WILLIAM W. PRIEST	Director since 2004	Age: 65

Mr. Priest was appointed to our Board of Directors in June 2004 and became Chief Executive Officer of our Company on June 18, 2004. Previously, Mr. Priest was Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management, Chairman and CEO of Credit Suisse Asset Management – Americas and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he joined in 1972. Mr. Priest is a Director of Globe Wireless, InfraReDx and Duke University’s Fuqua School of Business, and a Member of the Council on Foreign Relations. Mr. Priest is a CFA Charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business.

ENRIQUE R. ARZAC	Director since 2006	Age: 65

Dr. Arzac was appointed to our Board on August 7, 2006. Dr. Arzac is a Professor of Finance and Economics at the Columbia University Graduate School of Business and the Co-Director of the Mergers and Acquisitions program for executives at the London Business School. He is the author of the book, Valuation for Mergers, Buyouts and Restructuring, and has published many articles in finance and economic journals. Dr. Arzac has been a consultant to a number of corporations and financial institutions in both North and South America and Europe. Dr. Arzac also serves on the Board of Directors of The Adams Express Company, Petroleum & Resources Corporation and the Credit Suisse Asset Management Funds. He holds a CPN from the University of Buenos Aires and an M.B.A., M.A., and Ph.D. from Columbia University.

JEFFREY L. BERENSON	Director since 2004	Age: 56

Mr. Berenson was appointed to our Board on June 2, 2004. Mr. Berenson is President and Chief Executive Officer of Berenson & Company, a private investment banking firm in New York City that he co-founded in 1990. From 1978 until founding Berenson & Company, Mr. Berenson was an employee of Merrill Lynch & Company, and served at various times as head of Merrill Lynch’s Mergers and Acquisitions Group and co-head of its Merchant Banking unit. Mr. Berenson is a director of Noble Energy, Inc. Mr. Berenson graduated with a B.A. from Princeton University.

PETER A. FLAHERTY	Director since 2004	Age: 62

Mr. Flaherty was appointed to our Board on July 20, 2004. Mr. Flaherty is Managing Director of Arcon Partners, a private investment firm, and Director Emeritus of McKinsey & Company. At McKinsey, Mr. Flaherty worked predominantly with financial institutions, as well as media and information companies. Mr. Flaherty is active in private investments and for many years served on, and led, McKinsey’s Investment Advisory Committee, which is responsible for pension and discretionary partner investments, with a particular focus on alternative investments. He is on the Boards of The Rockefeller University, The Foreign Policy Association, The Kenyon Review, TechnoServe, and U.S. Trust. He is also a member of the Advisory Councils of the Johns Hopkins School of Advanced International Studies and the Freeman Spogli Instititute for International Studies at Stanford University. He is a member of the Council on Foreign Relations. Mr. Flaherty is a graduate of Stanford University, the Johns Hopkins School of Advanced International Studies and the Harvard Business School.

EUGENE M. FREEDMAN	Director since 2001	Age: 74

Mr. Freedman is presently a director of Limited Brands, Inc., eCredit.com, Inc., and Outcome Sciences, Inc. He is a member of the advisory board of The Cross Country Group, Inc. and a director of the Concord Coalition Mr. Freedman was a Senior Advisor and director of Monitor Company Group Limited Partnership, an international business strategy and consulting firm, from January 1995 until the end of 2003. He was a Managing Director and President of Monitor Clipper Partners, Inc., a private equity firm, from its formation in 1997 until the end of 1999, and thereafter a senior advisor and director until the end of 2002. Until October 1994 and for many prior years, Mr. Freedman was a senior partner of Coopers & Lybrand, where he last served as Chairman and Chief Executive Officer of Coopers & Lybrand LLP, U.S. and as Chairman of Coopers & Lybrand International. Mr. Freedman is a graduate of the Wharton School of the University of Pennsylvania and of the Columbia University Graduate School of Business.

DAVID R. MARKIN	Director since 1980	Age: 75

Mr. Markin is Chief Executive Officer and President of Checker Motors Corporation (“Checker”), an automobile parts manufacturer since 1970. Mr. Markin was President and Chief Executive Officer of Great Dane Holdings Inc. from 1989 through December 1996. Mr. Markin presently is President of Checker Holdings Corp. IV, the parent company of Checker. Mr. Markin graduated with a B.A. from Bradley University.

These individuals will be placed in nomination for election to our Board. The Board recommends a vote “FOR” the election of each of the above nominees. The shares represented by the proxy cards returned will be voted “FOR” election of these nominees unless an instruction to the contrary is indicated on the proxy card.

Board Member Independence

Our Board has determined that each of the following nominees for director is “independent” as independence is defined in Rule 4200(c)(15) of the NASD listing standards: Enrique R. Arzac, Jeffrey L. Berenson, Peter A. Flaherty, Eugene M. Freedman, Allan R. Tessler and David R. Markin.

Although it is not anticipated that any of the persons nominated for election to the Board will be unable to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by our Board. However, in lieu of designating a substitute, our Board may amend our By-Laws to reduce the number of directors.

Communications with Directors

Any stockholder wishing to communicate with any of our directors regarding the Company may write to the director, c/o the Secretary, at 640 Fifth Avenue, 18th Floor, New York, New York 10019. The Secretary will forward these communications directly to the director(s) specified or, if none is specified, to the Chairman of the Board.

Director Compensation

Directors who are not salaried employees of our Company receive annual fees equal to $50,000 in Common Stock based on the average closing price of the Common Stock for the five business days ending June 30th. Directors who receive compensation as officers or employees of the Company receive no additional compensation for their services on the Board. All directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board and its committees.

Committees of the Board and Meetings

The Board held four meetings during the fiscal year ended June 30, 2006. All directors attended the meetings of the Board during fiscal 2006. Our Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.

The Audit Committee, which presently consists of Messrs. Freedman, Flaherty and Markin, held four meetings during fiscal 2006. All members of the Audit Committee attended at least 75% of the meetings. In the event a member was unable to participate in any given meeting, the Chairman of the Audit Committee briefed, in full, such absentee member as to the discussion at such meeting. The Audit Committee reviews and satisfies itself as to the adequacy of the structure of our financial organization and as to the proper implementation of our financial reporting and accounting policies. Mr. Freedman serves as Chairman of the Audit Committee, and our Board has determined that Mr. Freedman is an “Audit Committee financial expert” as defined in Item 401 of Regulation S-K. We believe that each of our Audit Committee members are financially sophisticated and able to read and understand our financial statements.

The Compensation Committee, which presently consists of Messrs. Tessler, Berenson, and Markin, held three meetings during fiscal 2006, with all members in attendance. The Compensation Committee makes recommendations to the Board as to salaries, bonuses, and other forms of compensation for our Chief Executive Officer, other executive officers, and other members of senior management. Mr. Markin serves as Chairman of the Compensation Committee. Mr. Tessler served as a non-voting member of the Compensation Committee during the last fiscal year as he did not meet all of the independence criteria set forth in Nasdaq Marketplace Rule 4200 to participate on the Company’s Compensation Committee due to Mr. Tessler’s role as the Chief Executive Officer of the Company from February 2000 through June 2004. However, the Company’s Board believed that due to Mr. Tessler’s significant background with the Company and his vast experience as an executive officer in other public companies that his membership on the Compensation Committee was in the best interest of the Company and its stockholders. Commencing with the 2007 fiscal year, Mr. Tessler is deemed to be “independent” for purposes of Nasdaq Marketplace Rule 4200 and, accordingly, shall serve as a voting member of the Compensation Committee.

Our Nominating/Corporate Governance Committee, which consists of Messrs. Flaherty, Berenson and Markin, is responsible for identifying and evaluating nominees for director and for recommending the nominees for election at our Annual Meeting of Stockholders. Mr. Flaherty serves as Chairman of the Nominating/Corporate Governance Committee. Each of the members of the Nominating/Corporate Governance Committee is independent as defined by Nasdaq Marketplace Rule 4200. The Nominating/Corporate Governance Committee met subsequent to the end of fiscal 2006 to nominate Dr. Arzac for the Board as well as to review and recommend for nomination the director nominees set forth in this Proxy Statement. In evaluating the suitability of individuals for Board membership, our Nominating/Corporate Governance Committee takes into account many factors, including whether the individual meets requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of a publicly-traded company; the individual’s understanding of our businesses and markets; the individual’s professional expertise and educational background; and other factors that promote diversity of views and experience. Our Nominating/Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, our Nominating/Corporate Governance Committee considers a director’s past attendance at meetings and participation in, and contributions to, the activities of the Board. Our Nominating/Corporate Governance Committee has not established any specific minimum qualification standards for nominees to our Board, although from time to time our Board may identify certain skills or attributes (e.g., financial experience and investment advisory and sub-advisory management experience) as being particularly desirable to help meet specific Company needs that have arisen. Our Nominating/Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees.

Mr. Priest, our Chief Executive Officer, has the right to designate four people for appointment to the Board. Such nominees must be approved for nomination in accordance with the criteria and procedures set forth by the Nominating/Corporate Governance Committee. One such director, Dr. Arzac, was nominated and approved by the Board in August of 2006.

In identifying potential candidates for Board membership, the Nominating/Corporate Governance Committee relies on suggestions and recommendations from Board members, management and others. The Nominating/Corporate Governance Committee may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Currently, no such firms have been retained.

Our Nominating/Corporate Governance Committee will consider timely written suggestions from our Stockholders. Stockholders wishing to suggest a candidate for director nomination for the 2007 Annual Meeting of Stockholders should mail their suggestions to us at, 640 Fifth Avenue, 18th Floor, New York, New York 10019, Attention: Secretary. Suggestions must be received by our Secretary no later than September 1 of each year. The manner in which director nominee candidates suggested in accordance with this policy are evaluated will not differ from the manner in which candidates recommended by other sources are evaluated.

Corporate Governance

We monitor regulatory developments and review our policies, processes and procedures in the area of corporate governance to respond to such developments. As part of those efforts, we review federal laws affecting corporate governance, as well as rules adopted by the U.S. Securities and Exchange Commission and Nasdaq. Additional corporate governance information, including copies of our Audit Committee Charter, Compensation Committee Charter and Nominating/Corporate Governance Committee Charter can each be found on our website at www.eipny.com. In addition, we will provide a copy of our Code of Ethics and Business Conduct, free of charge, to any stockholder who calls or submits a request in writing to:

Epoch Holding Corporation 640 Fifth Avenue, 18th Floor New York, New York 10019 Attention: Adam Borak, Secretary (212) 303-7200

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, officers and directors. Our Code of Ethics constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and the “code of conduct” under the Nasdaq Marketplace Rules. A copy of the Code of Ethics is available at the Company’s website, www.eipny.com.

EXECUTIVE OFFICERS OF THE COMPANY

Biographies of the current executive officers of the Company are set forth below, excluding Mr. Priest’s biography, which is included in the “Election of Directors” section of this Proxy Statement. Each executive officer serves at the discretion of the Board of Directors.

TIMOTHY T. TAUSSIG	Age: 49

President and Chief Operating Officer: Mr. Taussig became President and Chief Operating Officer of our Company on June 2, 2004. Before joining the firm, and for the prior 18 months, Mr. Taussig was Chief Operating Officer of Trident Investment Management, LLC, (“Trident”) a global hedge fund and a sub-advisor to a mutual fund for non-U.S. equity mandates. At Trident he was responsible for the firm’s business, operations, and marketing requirements. Prior to employment with Trident, Mr. Taussig was Managing Director and Co-Head of Global Marketing for Credit Suisse Asset Management and its predecessor firm, BEA Associates, for 14 years. His responsibilities included marketing, client service and e-commerce strategies across all distribution channels. Mr. Taussig holds a B.A. from Dartmouth College.

J. PHILIP CLARK	Age: 54

Executive Vice President: Mr. Clark joined our Company on June 2, 2004 as Executive Vice President responsible for Client Relations. For the prior 17 years, Mr. Clark was with Sanford Bernstein and Company and its successor firm, Alliance Capital. As National Managing Director, he was responsible for its private client asset development and shared oversight of its institutional asset management effort. He also developed and led the sub-advisory business within that firm. Mr. Clark holds a B.S. in Administrative Sciences from Yale University.

DAVID N. PEARL	Age: 47

Executive Vice President: Mr. Pearl was named as an Executive Vice President of the Company in February, 2006. Mr. Pearl has been a Managing Director and Head of US Equities of our subsidiary, Epoch Investment Partners, Inc. since June 2004. From 2001 until June 2004 Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Prior to that, he held a similar portfolio management position at ING Furman Selz Asset Management and earlier was a Senior Portfolio Manager at Citibank Global Asset Management. Prior to Citibank, Mr. Pearl was an officer and Senior Analyst at BEA Associates, predecessor to Credit Suisse Asset Management – Americas. Mr. Pearl received an MBA from Stanford University Graduate School of Business and a B.S. in Mechanical Engineering from the University of Pennsylvania.

ADAM BORAK	Age: 39

Chief Financial Officer: Mr. Borak joined our Company on August 8, 2005 as Chief Financial Officer. Mr. Borak was previously a Director of Finance at Credit Suisse Asset Management, and its predecessor firm BEA Associates. During his seven year tenure, he was responsible for the corporate finance function of the firm’s New York office. Prior to that, Mr. Borak was Chief Financial Officer of Lehman Brothers Canada, Inc. and also worked for Lehman Brothers in New York. Mr. Borak is a CPA, and began his career with PriceWaterhouse. Mr. Borak received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

EXECUTIVE COMPENSATION

The following table contains the cash and other compensation paid or accrued and certain long-term awards made to our Chief Executive Officer and each of the four most highly compensated executive officers other than our Chief Executive Officer for the fiscal years ended June 30, 2006, 2005, and 2004, respectively. These people are referred to collectively as the “Named Executive Officers.”

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position(1)	Fiscal Year	Salary	Cash Bonus	Other Annual Compensation(2)	Restricted Stock Awards(3)	LTIP Payout	All Other Compensation(5)

William W. Priest(4)(8)	2006	$225,000	$375,000	$—	$332,500	$—	$22,870
Chief Executive Officer	2005	$200,000	$175,000	$—	$—	$—	$11,435
	2004	$6,154	$—	$—	$—	$—	$—

Timothy T. Taussig(6)(8)	2006	$225,000	$375,000	$—	$332,500	$—	$—
President and Chief	2005	$200,000	$175,000	$—	$—	$—	$—
Operating Officer	2004	$19,744	$—	$—	$—	$—	$—

J. Phillip Clark(6)(8)	2006	$225,000	$375,000	$—	$332,500	$—	$—
Executive Vice President	2005	$200,000	$175,000	$—	$—	$—	$—
	2004	$19,744	$—	$—	$—	$—	$—

David N. Pearl(7)(8)	2006	$225,000	$500,000	$—	$522,500	$—	$—
Executive Vice President	2005	$200,000	$500,000	$—	$—	$—	$—
	2004	$—	$—	$—	$—	$—	$—

Adam Borak	2006	$179,615	$225,000	$—	$303,753	$—	$—
Chief Financial Officer	2005	$—	$—	$—	$—	$—	$—
(commencing August 8, 2005)	2004	$—	$—	$—	$—	$—	$—

Mark E. Wilson	2006	$33,298	$—	$—	$—	$—	$—
Former Chief Financial Officer	2005	$150,000	$15,000	$—	$36,428	$—	$—
(officer until August 15, 2005)	2004	$150,000	$7,500	$—	$—	$—	$—

——————

(1)

Reflects the primary capacity served, except where otherwise noted.

(2)

The Named Executives each received certain perquisites, the aggregate value of which did not exceed, as to any Named Executive in any of the last three fiscal years, the lesser of $50,000 or 10% of such Named Executive’s annual salary and bonus.

(3)

The amounts shown represent the dollar value of the restricted stock awards on the date of grant. A total of 383,720 restricted shares were issued to the Named Executives during the fiscal year ended June 30, 2006. Management does not anticipate declaring dividends in the immediate future. Restricted shares, issued as compensation, held by each Named Officer at fiscal year end June 30, 2006 and their respective year end market value, based on a June 30, 2006 closing price of $5.08 are as follows:

Named Executive	Total Shares of Restricted Stock Awarded During FY 2006	Remaining Unvested Shares of Restricted Stock at June 30, 2006	Value of Unrestricted Stock Awards at June 30, 2006

William W. Priest	70,000	61,250	$311,150
Timothy T. Taussig	70,000	61,250	311,150
J. Phillip Clark	70,000	61,250	311,150
David N. Pearl	110,000	96,250	488,950
Adam Borak	63,720	55,756	283,240
Mark E. Wilson	—	6,209	31,542

	383,720	341,965	$1,737,182

The above shares vest 12.5 % immediately, and at the rate of 12.5%, 25%, and 50% upon the completion of the first, second, and third anniversaries, respectively.

(4)

Mr. Priest became Chief Executive Officer of our Company on June 18, 2004 with a base salary of $200,000 per year.

(5)

For fiscal 2006 and 2005 such compensation consisted of the dollar value of insurance premiums paid by the Company with respect to a life insurance policy on behalf of the Named Executive Officer.

(6)

Messrs. Taussig and Clark became officers of our Company on June 2, 2004 at base salaries of $200,000.

(7)

Mr. Pearl became an Executive Vice President in February 2006. Mr. Pearl has been a Managing Director and Head of US Equities of our subsidiary, Epoch Investment Partners, Inc. since June 2004.

(8)

The base salaries of Messrs. Priest, Taussig, Pearl and Clark were changed to $250,000 effective January 1, 2006.

Option Grants

There were no option grants in fiscal 2006.

Equity Compensation Plan Information

The following table provides information regarding the status of the Company’s equity plans at June 30, 2006:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options and Lifting of Restrictions on Common Stock (A)	Weighted-Average Exercise Price of Outstanding Restricted Stock and Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

1992 Incentive and Non-qualified Stock Option Plan(a)	520,000	$10.20	—

2004 Omnibus Long-Term Incentive Compensation Plan(b)	1,262,017	4.47	1,737,983

Equity compensation plans not approved by security holders(c)	610,000	12.38	—

Total	2,392,017		1,737,983

——————

(a)

The Company’s 1992 Incentive and Non-qualified Stock Option Plan expired on September 30, 2002. The remaining options under this plan will remain outstanding until they are exercised, cancelled or expire.

(b)

Stockholders of the Company approved the 2004 Omnibus Long-Term Incentive Compensation Plan at the Company’s Annual Meeting of Stockholders on November 18, 2004. All securities issued under this plan are in the form of restricted stock, which vest over a three year period. In the event recipients do not fulfill their continuing employment obligations, unvested shares of restricted stock will be cancelled and returned to the plan for future issuance, unless the Compensation Committee of the Company authorizes revisions to the original vesting terms.

(c)

On September 14, 1999, non-qualified stock options to purchase an aggregate of 140,000 shares of Common Stock were granted to the J Net Board of Directors and a non-employee then serving as the Secretary at an exercise price of $9.00 per share, the fair market value on the date of grant. The options vested 50% on each of the first and second anniversaries of the date of grant and expire ten years from the date of grant. On October 31, 2001, 30,000 options were cancelled as a result of a director’s resignation.

On June 21, 2000, nonqualified stock options to purchase an aggregate of 500,000 shares of Common Stock were granted to the former President and Chief Operating Officer and the former Executive Vice President and Chief Financial Officer at an exercise price of $13.13 per share, the fair market value on the date of the grant. The options vested in thirds on each of the first, second and third anniversaries of the date of grant and expire ten years from the date of the grant. As of June 30, 2003, all the options were exercisable. On June 21, 2003, the former President and Chief Operating Officer and the former Executive Vice President and Chief Financial Officer’s employment contracts expired and were not renewed. The expiration of those contracts did not affect the expiration of the options, which will occur on June 21, 2010.

Option Exercises and Fiscal Year-End Values

The following table summarizes information with respect to the exercise of options to purchase Common Stock of the Company during the last fiscal year by each of the Named Executives and the value of unexercised options held by each of them as of the end of fiscal 2006.

AGGREGATED OPTION EXERCISES IN FISCAL 2006 AND FISCAL YEAR-END OPTION VALUES(1)

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/Unexercisable(2)

Mark E. Wilson	—	—	40,000/—	$—/$—

——————

(1)

The above Named Executive is the only one with stock options and did not exercise any options during fiscal 2006.

(2)

Based on the closing price of $5.08 for the Company’s Common Stock on the Nasdaq Capital Market on June 30, 2006.

Employment Agreements

There are no employment agreements with any executive officer of our Company. The Company is obligated to enter into an agreement with William W. Priest, our current Chief Executive Officer, prior to June 2, 2007. Terms of the agreement are to be customary for chief executive officers of peer group companies and must be reviewed and approved by the Company’s Compensation Committee.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2006, the Compensation Committee consisted of two non-employee directors – Mr. Markin and Mr. Berenson. Mr. Tessler participated as a non-voting member. None of our executive officers serve as a director of another corporation in a case where an executive officer of such other corporation serves as a director of our Company.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following reports and the Stock Performance Graph which follow, shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filings.

Compensation Committee Report on Executive Compensation

The primary purpose of the Compensation Committee of the Board (the “Compensation Committee”) is to discharge the Board’s responsibilities relating to compensation of the Company’s Chief Executive Officer, the Company’s other executive officers and other members of senior management. The compensation of the executive officers consists primarily of salary, bonuses and short- and long-term incentive plans, whereby we aim to align the executive officers’ financial interests with the financial interests of the Company’s Stockholders.

The compensation guidelines established by the Compensation Committee are designed to attract, motivate and retain highly qualified executives and senior professionals who are critical to Epoch’s long-term success. The Compensation Committee’s philosophy is that the total compensation should vary with Epoch’s performance in achieving annual financial and non-financial objectives and that there should be substantial incentives for consistently strong, long-term performance. The Compensation Committee believes that it should include a significant equity component in total compensation as well as ownership guidelines because the Compensation Committee believes that equity-based compensation aligns the long-term interests of executives with those of our stockholders.

The Company primarily approaches their objectives through three compensation components:

Base Salary: The Compensation Committee determines base salaries for executives based on competitive market practices, individual performance, contribution and responsibilities.

Annual Bonus: In addition to base salaries, Epoch provides its executives with the opportunity to earn annual bonuses based on a combination of individual contribution and corporate performance.

Long-Term Stock Awards: A key component of the Compensation Committee’s strategy is to make stock-based incentives a significant portion of the total compensation opportunity, through restricted stock awards based on performance of the individual as well as the Company. Long-term vesting schedules help retain key employees.

An independent compensation consulting firm was retained during the 2006 fiscal year to provide, among other things: (1) a competitive market analysis on the compensation packages for the Named Executives and other key employees, (2) a strategic compensation assessment of the Company’s existing compensation programs, and (3) recommendations for potential modifications to such programs or the establishment of new programs to meet current and future needs.

A report from the outside consultant was delivered to the Compensation Committee in July 2006 and considered by the Compensation Committee in subsequent meetings.

In determining bonuses within its discretion, the Compensation Committee considers the Company’s overall operating performance during the period, as well as the position and responsibility of the executive and the executive’s service and contributions during the year.

In addition to salary and bonus, executive officers may be granted stock-based incentives. Stock-based incentives are intended to assist in encouraging executive officers, as well as other key management employees, to acquire a proprietary interest in the Company through ownership of its Common Stock, which grants vest over time. We view stock-based incentives as yet another method to bring together the interests of management and stockholders on a long-term basis. Strong financial performance by the Company over time can be expected to lead to stock price appreciation, enabling the Company’s executives to participate in such appreciation, should it be realized.

In considering which employees, including executive officers, are to receive stock-based incentives, as well as the number of stock-based incentives to be granted and the vesting schedule thereof, the Compensation Committee considers such employee’s position and level of responsibility, the service and accomplishments of such employee, the employee’s present and future value, as well as the anticipated length of the employee’s future service to the Company. For additional information concerning the salary, bonus and stock-based incentives for the Named Executives, see “Executive Compensation.”

Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

It is the Compensation Committee’s view that, in general, compensation should be structured so as to comply with the 162(m) rules and thereby be deductible. The Compensation Committee will strive to preserve the deductibility of executive compensation under Section 162(m), but the Compensation Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee may from time to time approve components of compensation for certain officers that are not deductible.

In fulfilling its responsibilities, the Compensation Committee’s goal is to closely ally the interest of management and the stockholders. The Compensation Committee therefore believes that our short- and long-term financial performance should be a key determinant of overall executive compensation.

Respectfully Submitted:

The Compensation Committee

David R. Markin, Chairman
Jeffrey L. Berenson
Allan R. Tessler

STOCK PERFORMANCE GRAPH

The following graph and table compares the performance of an investment in our Common Stock from June 30, 2001 through June 30, 2006 with the Russell 2000 Index and an index comprised of public companies with the Standard Industrial Classification (“SIC”) Code 6282, Investment Advice. The graph assumes a $100 investment in our Common Stock on June 30, 2001, and an equal investment in each of the selected indices, including reinvestment of dividends, if any. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

It should be noted that we did not become involved in the investment advisory business until April 2004, and previously had been involved in other lines of business. Accordingly, we believe the selected indices represent a foundation for comparisons only since April 2004.

The Common Stock commenced trading on the Nasdaq Capital Market on October 4, 2005 and trades under the symbol “EPHC.” Prior to October 4, 2005, our Common Stock was quoted on the Over-The-Counter Bulletin Board.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG EPOCH HOLDING CORPORATION, THE RUSSELL 2000 INDEX
AND A PEER GROUP

——————

*

$100 invested on 6/30/01 in stock or index-including reinvestment of dividends, if any.

Fiscal year ending June 30.

Vertical line represents commencement of investment advisory operations, April 2004.

Source: Research Data Group, Inc.

	Cumulative Total Return
	6/01	6/02	6/03	6/04	6/05	6/06

EPOCH HOLDING CORP	100.00	19.85	17.35	74.44	106.7	126.05
RUSSELL 2000	100.00	91.33	89.83	119.8	131.12	150.23
PEER GROUP	100.00	83.42	79.4	92.81	122.93	147.76

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed CF & Co., L.L.P. (“CF”) as the independent registered public accounting firm of our Company for the fiscal year ending June 30, 2007. Representatives of CF are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so. Our organizational documents do not require that our stockholders ratify the selection of CF as our independent registered public accounting firm.

Pre-Approval Policies and Procedures

The Audit Committee or any member designated by the Audit Committee Chairman, approves in advance all audit and any non-audit service rendered by CF to Epoch and its consolidated subsidiaries. Any member to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has considered the role of CF in providing tax services to the Company and has concluded that such services are compatible with CF’s independence as the Company’s independent registered public accounting firm. CF does not provide any business consulting or other non-audit services to the Company.

All audit, audit-related and tax services performed by our independent registered public accounting firm which required pre-approval, as defined in our Audit Committee’s policies and procedures, were pre-approved. Services other than audit, review, or attest services, which did not require pre-approval pursuant to those policies were brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Chairman of our Audit Committee in accordance with SEC rules and regulations.

Audit Fees

The aggregate fees paid or accrued to CF for professional services rendered for the audit of our annual financial statements for the fiscal years ended June 30, 2006 and 2005, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years were as follows (dollars in thousands):

	2006	2005

Audit Fees(1)	$125	$109
Audit -Related Fees(2)	9	10
Tax Fees(3)	51	95
All Other Fees	—	—

Total	$185	$214

——————

(1)

Audit fees were for the audit of the Company’s financial statements, review of financial statements included in the Company’s quarterly reports, and consultations on financial reporting matters. Audit fees also include travel expenses.

(2)

Audit related fees are principally for additional review of Company staffing and systems in fiscal 2006, review of the S-8 filing in fiscal 2005, and review of the proxy statements and attendance at stockholders’ meetings in fiscal 2006 and fiscal 2005.

(3)

Tax fees include preparation of income tax returns in fiscal 2006 and fiscal 2005, and preparation of amended tax returns for June 30, 2002, 2003 and 2004 in fiscal 2005. Also included in tax fees, primarily in fiscal 2005, is assistance with the IRS audit of the years ended June 30, 2002 and 2001. Additionally, fiscal 2006 tax fees include consultations on various other tax matters.

Report of the Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee operates under a written charter, which has been approved by our Board and is reviewed and reassessed annually by the Audit Committee. During the fiscal year ended June 30, 2006, and as of the date of the adoption of this report, the Audit Committee was comprised of three independent directors.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with Management and the independent registered public accounting firm to review and discuss the June 30, 2006 financial statements, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

The Audit Committee reviewed the overall scope of the audit performed by the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without Management present, to discuss the overall quality of our financial reporting.

Based upon the reports and discussions described in this Report, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2006, as amended. The Audit Committee also recommended to the Board, and the Board approved, the selection of CF & Co., L.L.P. as independent auditors for the fiscal year ending June 30, 2007.

Respectfully Submitted:

The Audit Committee

Eugene M. Freedman, Chairman
Peter A. Flaherty
David R. Markin

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 16, 2006, certain information regarding the shares of our Common Stock beneficially owned by each (i) Named Executive, (ii) director, (iii) beneficial holder of more than five percent of the outstanding shares of our Common Stock (“Beneficial Holder”), and (iv) all directors and executive officers of our Company as a group.

Named Executive, Director, Beneficial Holder or Identity of Group	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Shares Beneficially Owned(2)

Named Executives:
William W. Priest(3)(4)	3,287,208	16.7%
Timothy T. Taussig(3)(4)	1,286,150	6.5%
J. Philip Clark(3)(4)(5)	1,376,648	7.0%
David N. Pearl(3)(4)	1,127,039	5.7%
Adam Borak(3)	63,720	*

Directors:
Enrique R. Arzac(3)	11,038	*
Jeffrey L. Berenson(3)(6)	2,796,860	14.2%
Allan R. Tessler(3)(7)	675,965	3.4%
David R. Markin(3)(8)	495,530	2.5%
Eugene M. Freedman(3)	127,710	*
Peter A. Flaherty(3)	40,210	*

Beneficial Holders:
GAMCO Investors, Inc. et al(9)	1,349,500	6.9%
Bedford Oak Advisors, LLC.(10)	1,297,743	6.6%
Keeley Asset Management Corporation(11)	1,044,764	5.3%

All Named Executives and Directors as a group (11 persons)(12)	11,288,078	57.4%

——————

*

less than one percent of issued and outstanding Common Stock.

(1)

Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after October 16, 2006, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)

Based upon 19,671,932 shares of Common Stock outstanding as of October 16, 2006. In computing the number of shares of Common Stock beneficially owned by a person, shares of Common Stock subject to options held by that person that are currently exercisable, or that become exercisable within 60 days of October 16, 2006, are deemed outstanding. For purposes of computing the percentage of outstanding shares of Common Stock beneficially owned by such person, shares of stock subject to options that are currently exercisable or become exercisable within 60 days of October 16, 2006 are deemed to be outstanding for the holder thereof but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person.

(3)

c/o Epoch Holding Corporation, 640 Fifth Avenue, 18th Floor, New York, New York 10019.

(4)

Includes shares of Common Stock issued on June 2, 2004, pursuant to an Agreement and Plan of Merger as described in Note 3 of our June 30, 2006 audited financial statements, as follows:

William W. Priest	3,138,022
Timothy T. Taussig	1,136,964
J. Phillip Clark	1,136,964
David Pearl	909,571

(5)

Includes 1,376,648 shares held by the J Philip/Deborah K Clark Trust u/a 10/06/1994.

(6)

Includes 2,774,194 shares held by Berenson Epoch LLC. Berenson & Company, as to which Mr. Berenson is the President and Chief Executive Officer, is the managing member of Berenson Epoch LLC.

(7)

Includes 302,141 shares held by the ART/FGT Family Partners Ltd. and 69,179 shares held by Tessler Family Limited Partnership. Includes 30,000 shares issuable upon the exercise of vested options.

(8)

Includes 180,000 shares issuable upon the exercise of vested options.

(9)

Based solely upon a Schedule 13F-HR for the period ended June 30, 2006, filed by GAMCO Investors, Inc. et al, One Corporate Center, Rye, New York 10580 on August 11, 2006.

(10)

Based solely upon a schedule 13F-HR for the period ended June 30, 2006, filed by Bedford Oak Advisors, LLC., 100 South Bedford Road, Mt. Kisco, New York 10019 on August 14, 2006.

(11)

Based solely upon a Schedule 13F-HR for the period ended June 30, 2006, filed by Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605 on August 10, 2006.

(12)

Includes an aggregate of 210,000 shares issuable upon the exercise of vested options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no related party transactions, or proposed transactions, with our Company, or its subsidiaries in an amount exceeding $60,000 since the end of the last fiscal year ended June 30, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than ten percent (10%) of the Company’s equity securities to file reports of holdings and transactions in the Company’s equity securities with the SEC, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on its review of Section 16 reports prepared by or furnished to the Company, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers for fiscal 2006 were timely met.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Article VI of our Articles of Incorporation provides for us to indemnify any and all directors and officers whom it shall have power to indemnify under Section 145 of the Delaware General Corporation Law (DGCL) from and against any and all of the expenses, liabilities or other referred to in, or covered by, such Section. The indemnification provided in Section 145 of the DGCL shall not be deemed exclusive of any other rights to which the persons so indemnified may be entitled under our By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity by holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

In addition, we have entered into indemnification agreements with certain of our executive officers and directors. Each indemnification agreement provides that, notwithstanding the other provisions of such indemnification agreements, to the extent that a director or officer is a party to and is wholly or partly successful, on the merits or otherwise, in any proceeding covered by an indemnification agreement, we will indemnify such person to the maximum extent consistent with applicable law against all expenses and liabilities actually incurred by or for the director or officer in connection with each successfully resolved claim, issue or matter in such proceeding. If the director or officer is unsuccessful, on the merits or otherwise, we have agreed to indemnify such person unless we prove by clear and convincing evidence in a forum selected by the director or executive officer that the act or omission that gave rise to the proceeding did not meet our indemnification standard.

AVAILABLE INFORMATION

The Company maintains a web site which contains current information on operations and other corporate governance matters. The website address is www.eipny.com. Through the “Investor Relations” section of our website, we make available, free of charge, our Annual Report on Form 10-K, and our proxy filed with the SEC, as well as quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

SUBMISSION OF STOCKHOLDER PROPOSALS

Under SEC rules, stockholders intending to present a proposal at the 2007 Annual Meeting and have it included in our Proxy Statement must submit the proposal in writing to Epoch Holding Corporation, Attention: Adam Borak, Secretary, 640 Fifth Avenue, 18th Floor, New York, New York  10019. We must receive the proposal no later than August 1, 2007.

Stockholders intending to present a proposal at the 2007 Annual Meeting but not include it in our Proxy Statement, and stockholders intending to nominate a person for election to the Board of Directors, must comply with the requirements set forth in the Company’s By-Laws. The By-Laws require, among other things, that a stockholder must submit a written notice of intent to present such a proposal or to make such a nomination and set forth other information specified in the By-Laws. The notice must be received by our Secretary no more than 120 days and no less than 90 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Therefore, the Company must receive any such notice for the 2007 Annual Meeting no earlier than July 1, 2007, and no later than August 1, 2007. If the notice is received before July 1, 2007, or after August 1, 2007, it will be considered untimely and we will not be required to present the proposal or nominee for voting at the 2007 Annual Meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

HOUSEHOLDING

The Securities and Exchange Commission’s proxy rules permit companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This method of delivery, often referred to as “householding,” reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. The Company is not householding materials for our stockholders in connection with the current year’s annual meeting.

If a broker or other nominee holds your shares and is participating in the practice of householding:

•

You can contact us by calling (212) 303-7200 or by writing to Epoch Holding Corporation, Attention: Adam Borak, Secretary, at 640 Fifth Avenue, 18th Floor, New York, New York 10019, to request a separate copy of the annual report on Form 10-K and proxy statement for the annual meeting, or you can contact your broker to make the same request.

•

You can request delivery of a single copy of annual reports or proxy statements from your broker if you share the same address as another stockholder.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

DIRECTIONS TO EPOCH HOLDING CORPORATION
2006 ANNUAL MEETING OF STOCKHOLDERS

The 2006 Annual Meeting of Stockholders will be held at the Cornell Club (“the Club”) of New York City, 6 East 44th Street, New York, New York 10017, between Fifth and Madison Avenues. The building is in the vicinity of several subway lines, and is also readily accessed by bus, taxicab or automobile.

By Order of the Board of Directors,

/s/ Adam Borak
Adam Borak
Secretary

October 30, 2006

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

FORM OF PROXY

EPOCH HOLDING CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF EPOCH HOLDING CORPORATION
MEETING OF STOCKHOLDERS
To Be Held Thursday, November 30, 2006

The undersigned stockholder of Epoch Holding Corporation, a Delaware corporation (the “Company”), hereby appoints Allan R. Tessler and Adam Borak, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the Meeting of Stockholders of the Company on Thursday, November 30, 2006, or any adjournments or postponements thereof, in accordance with the instructions provided herewith. Any and all proxies heretofore given are hereby revoked.

(Continued and to be marked, dated and signed on the other side)

VOTE BY INTERNET OR TELEPHONE

QUICK *** EASY *** IMMEDIATE

24 HOURS A DAY / 7 DAYS A WEEK

EPOCH HOLDING CORPORATION

Voting by internet or telephone is quick, easy and immediate. As an Epoch Holding Corporation stockholder, you have the option of voting your shares electronically through the internet or on the telephone eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the internet or by telephone must be received by 7:00 p.m., Eastern Standard Time, on November 29, 2006, the day before the meeting date. If you are outside of the continental United States, you may only vote by the internet or by mail.

TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company ID, proxy number and account number to create an electronic ballot. Follow the instructions to vote your shares.

TO VOTE YOUR PROXY BY TELEPHONE
1-866-894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company ID, proxy number and account number. Follow the instructions to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE BELOW CARD IF VOTED BY INTERNET OR BY TELEPHONE.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted “FOR” the proposal.	Please mark your votes like this	☒

1. ELECTION OF DIRECTORS.

01. Allan R. Tessler	FOR all nominees	WITHHOLD
02. William W. Priest	listed to the left	AUTHORITY to vote
03. Enrique R. Arzac	(except as marked	for all nominees
04. Jeffrey L. Berenson	to the contrary)	listed to the left
05. Peter A. Flaherty
06. Eugene M. Freedman	☐	☐
07. David R. Markin

(INSTRUCTION: To withhold authority to vote for one, or more than one, individual nominee, write that nominee’s name(s) in the space provided below.)

2. In the discretion upon such other matters as may properly come before the meeting.

The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the meeting.

IF YOU WISH TO VOTE BY INTERNET OR BY TELEPHONE PLEASE READ
THE INSTRUCTIONS ABOVE

THE BELOW - SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

Please mark, sign, date and mail this Proxy promptly.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date

(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, or guardians should give their full titles. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.)